SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 18, 2006

                           GREAT PEE DEE BANCORP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      000-23521                  562050592
-----------------------------      --------------------     --------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


515 Market Street, Cheraw, South Carolina                  29520
--------------------------------------------               -----
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02.        Results of Operations and Financial Condition
                  ---------------------------------------------

     On August 18, 2006, Great Pee Dee Bancorp, Inc. (the "Company") issued a press release correcting its earnings for the quarter and fiscal year ended June 30, 2006. The press release is included as Exhibit 99.1 to this report. The information included in Exhibit 99.1 is considered to be "furnished" under the Securities Exchange Act of 1934.


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     GREAT PEE DEE BANCORP, INC.



DATE: August 18, 2006                            By: /s/John M. Digby
                                                     --------------------------
                                                     John M. Digby
                                                     Chief Financial Officer














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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.                                 Description
         -----------                                 -----------

            99.1                    Press Release of Great Pee Dee Bancorp, Inc.